Joint Filer Information

Name of Joint Filer:               Hicks Muse Fund III Incorporated

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HICKS MUSE FUND III INCORPORATED

                                   By: /s/ David W. Knickel
                                       -----------------------------------------
                                       David W. Knickel
                                       Vice President and Chief Financial
                                       Officer

Name of Joint Filer:               HM3 Coinvestors, L.P.

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HM3 COINVESTORS, L.P.

                                   By: Hicks, Muse GP Partners III, L.P., its
                                       general partner

                                   By: Hicks Muse Fund III Incorporated, its
                                       general partner

                                   By: /s/ David W. Knickel
                                       -----------------------------------------
                                       David W. Knickel
                                       Vice President and Chief Financial
                                       Officer

Name of Joint Filer:               HM Fund IV Cayman, LLC (now HM Legacy LLC)

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HM LEGACY LLC (formerly HM Fund IV Cayman,
                                   LLC)

                                   By: /s/ David W. Knickel
                                       -----------------------------------------
                                       David W. Knickel
                                       Executive Vice President and Chief
                                       Financial Officer

Name of Joint Filer:               Hicks, Muse PG-IV (1999), C.V.

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:                         HICKS, MUSE PG-IV (1999), C.V.

                                   By: HM Equity IV/GP Partners (1999), C.V.,
                                       its general partner

                                   By: HM GP Partners IV Cayman, L.P., its
                                       general partner

                                   By: HM Legacy LLC (formerly HM Fund IV
                                   Cayman, LLC), its general partner

                                   By: /s/ David W. Knickel
                                       -----------------------------------------
                                       David W. Knickel
                                       Executive Vice President and Chief
                                       Financial Officer

Name of Joint Filer:               John R. Muse

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:

                                   /s/ David W. Knickel
                                   ---------------------------------------------
                                   John R. Muse (By David W. Knickel,
                                   Attorney-in-Fact, pursuant to the
                                       Power of Attorney, dated
                                       December 23, 2014, filed with
                                       the Securities and Exchange
                                       Commission as Exhibit 24 to
                                       Form 3 filed by Mr. Muse on
                                       December 29, 2014)

Name of Joint Filer:               Andrew S. Rosen

Address of Joint Filer:            2100 McKinney Avenue, Suite 1600
                                   Dallas, Texas 75201

Designated Filer:                  Hicks, Muse, Tate & Furst Equity Fund III,
                                   L.P.

Date of Event Requiring Statement: May 31, 2015

Issuer Name and Ticker Symbol:     Viasystems Group, Inc. (NASDAQ: VIAS)

Signature:
                                   /s/ David W. Knickel
                                   ---------------------------------------------
                                   Andrew S. Rosen (By David W. Knickel,
                                   Attorney-in-Fact, pursuant to
                                       the Power of Attorney, dated
                                       December 22, 2014, filed with
                                       the Securities and Exchange
                                       Commission as Exhibit 2 to
                                       Schedule 13D filed by Hicks
                                       Muse Fund III Incorporated on
                                       December 29, 2014)